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                                  EXHIBIT 10.76


                Amendment No. 2, dated as of October 16, 1996, to the Agreement and Plan of Merger by and among CMI Acquisition Company, Inc., the Commodore Media, Inc. and the stockholders and other signatories thereto dated as of June 21, 1996.



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                                SECOND AMENDMENT
                                       TO
                          AGREEMENT AND PLAN OF MERGER

        THIS SECOND AMENDMENT (the "Second Amendment") to the Agreement and Plan of Merger dated as of June 21, 1996, by and among CMI Acquisition Company, Inc. ("Mergeco"), Commodore Media, Inc. ("Commodore"), and the stockholders and other signatories named therein, as amended on September 3, 1996 (the "Merger Agreement"), is entered into as of October 16, 1996, by and among Mergeco, Commodore and Bruce A. Friedman, as the indemnitor representative (the "Indemnitor Representative").

                                   RECITALS:

        WHEREAS, Mergeco, pursuant to the terms and subject to the conditions of the Merger Agreement, and in accordance with the General Corporation Law of the State of Delaware, will merge with and into Commodore;

        WHEREAS, the parties to the Merger Agreement desire to amend the Merger Agreement as provided herein pursuant to Section 11.5 of the Merger Agreement; and

        WHEREAS, any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Merger Agreement.


                                  AGREEMENTS:

        NOW, THEREFORE, in consideration of the foregoing and the agreements herein contained, the parties hereto covenant and agree as follows:

        1. Section 1.5 of the Merger Agreement is hereby amended and restated to read in its entirety to read as follows:

                1.5 Directors and Officers. The directors of Mergeco immediately prior to the Effective Time shall be the directors of the Surviving Corporation at the Effective Time, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation, and the officers of Mergeco immediately prior to the Effective Time shall be the officers of the Surviving Corporation at the Effective Time until their respective successors are duly elected or appointed and qualified.

        2. Subsection 1.6(i) is hereby added to the Merger Agreement to read as follows:

                (i) Notwithstanding any other provision of this Section 1.6, the aggregate Merger Consideration and/or Option Consideration payable to the Indemnitors (as defined in Section 1.12) shall be reduced by $175,000 (the "Reduction Amount"). The Reduction Amount shall be allocated among the Indemnitors as set forth in Schedule I to this Second Amendment.

        3. Subsection 1.9(a) is hereby amended by deleting the reference to "$4,000,000" and substitution "$3,825,000" in its place.
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        4.      Section 1.12 of the Merger Agreement is hereby amended by
deleting the last sentence and substituting the following sentence in its place:

        The parties hereto agree that the Indemnification Deductible (as defined in the Indemnification Escrow Agreement) shall equal $600,000.

        5. Section 3.1(g) of the Merger Agreement is hereby amended by adding the following sentence after the last sentence of Section 3.1(g):

        On October 11, 1996, the FCC dismissed the Petition for Reconsideration filed by Henry J. Bruen on October 4, 1996.

        6. Subsections 5.7(a) and (b) of the Merger Agreement are hereby amended and restated to read as follows:

                (a) James T. Shea, Jr., James J. Sullivan, Scott Bacherman, Jay Sterin, Charles DiToro, Judy Jennings, Hank Kestenbaum, Patia Gaugh, Sharon Chambers, Rich Lewis, and Marc Berman, collectively, shall invest at least $1.0 million in the New Parent (as hereinafter defined) by purchase of 1,000,000 shares of common stock, par value $0.01 per share ("New Parent Common Stock"), of the New Parent, at a price equal to $1.00 per share. The issuance of shares of New Parent Common Stock to each of Charles DiToro, Hank Kestenbaum, Patia Gaugh, Sharon Chambers and Jay Sterin is conditioned upon each such member of management entering into a Subscription Agreement in substantially the form attached hereto as Exhibit A, the satisfaction of the terms and conditions set forth in such Subscription Agreement, and the New Parent obtaining all approvals and making all filings that are necessary or appropriate, in the judgment of the New Parent, under applicable federal and state securities laws for the issuance of such shares of New Parent Common Stock. The issuance of shares of New Parent Common Stock to each of James T. Shea, James J. Sullivan, Judy Jennings, Rich Lewis, Scott Bacherman and Marc Berman is conditioned upon each such member of management entering into a Subscription Agreement in substantially the form attached hereto as Exhibit B, the satisfaction of the terms and conditions set forth in such Subscription Agreement, and the New Parent obtaining all approvals and making all filings that are necessary or appropriate, in the judgment of the New Parent, under applicable federal and state securities laws for the issuance of such shares of New Parent Common Stock.

                (b) The New Parent shall issue an option to each of the persons set forth on Schedule II attached hereto, either on the Closing Date or on or before the 15th business day after the Closing Date (in the case of the options to be issued on before the 15th business day after the Closing Date, such issuance shall be conditioned on, among other things, the equity investment by such person of the amount set forth in the form of Subscription Agreement attached hereto as Exhibit B), to purchase the number of shares of New Parent Common Stock set forth beside such person's name at an exercise price equal to $1.00 per share pursuant to the terms and conditions of the New Parent 1996 Stock Option Plan and the option agreements which such person shall be obligated to enter into as a condition to receiving such option.


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        7.      Commodore has provided written notice to Mergeco of a pending claim (the "Coleman Claim") filed by Jeffrey Coleman on October 7, 1996, with the Connecticut Commission on Human Rights and Opportunities against Commodore Media of Norwalk, a subsidiary of Commodore. The parties hereto acknowledge and agree that notice of the Coleman Claim and the consummation of the Merger and the other transactions contemplated by the Merger Agreement does not constitute a waiver of the Surviving Corporation's right to indemnification for any Damages (as such term is defined in the Indemnification Escrow Agreement) arising out of, relating to, or in connection with the Coleman
Claim pursuant to the terms and conditions of the Merger Agreement and the Indemnification Escrow Agreement.

        8. Except as herein specifically amended, the Merger Agreement shall continue in full force and effect in accordance with its terms.



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        IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the date first written above.

                                MERGECO:

                                CMI ACQUISITION COMPANY, INC.


                                -----------------------------------------
                                By:   Eric C. Neuman
                                Its:  President


                                COMMODORE:

                                COMMODORE MEDIA, INC.

                                /s/ Bruce A. Friedman
                                ----------------------------------------------
                                By:  Bruce A. Friedman
                                Its: President and Chief Executive Officer


                                INDEMNITOR REPRESENTATIVE:

                                /s/ Bruce A. Friedman
                                -----------------------------------------------
                                Bruce A. Friedman, as Indemnitor Representative

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        IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the date first written above.


                                MERGECO:

                                CMI ACQUISITION COMPANY, INC.


                                /s/  Eric C. Neuman
                                ----------------------------------
                                By:  Eric C. Neuman
                                Its: President



                                COMMODORE:

                                COMMODORE MEDIA, INC.


                                ---------------------------------
                                By:  Bruce A. Friedman
                                Its: President and Chief Executive Officer


                                INDEMNITOR REPRESENTATIVE:


                                ---------------------------------
                                Bruce A. Friedman, as Indemnitor Representative